Certain identified information has been marked in the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed.
Double asterisks denote omissions.

AMENDMENT TO
MASTER RESEARCH AND COLLABORATION AGREEMENT
        This Amendment to Master Research and Collaboration Agreement (this “Amendment”) is entered into as of February 5, 2020 (the “Amendment Date”), by and among Agios Pharmaceuticals, Inc., a Delaware corporation (“Agios”), on the one hand, and Celgene Corporation, a Delaware corporation (“Celgene Corp.”), with respect to all rights and obligations under the Master Collaboration Agreement (as defined below) in the United States, and Celgene RIVOT Ltd., a Bermuda entity (“Celgene RIVOT”), with respect to all rights and obligations under the Master Collaboration Agreement outside of the United States (Celgene RIVOT and Celgene Corp. together, “Celgene”), on the other hand. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Master Collaboration Agreement.
        WHEREAS, the Parties entered into that certain Master Research and Collaboration Agreement, dated as of May 17, 2016 (the “Master Collaboration Agreement”), pursuant to which Celgene obtained exclusive options to obtain certain rights to participate in the development and commercialization of Compounds and Products arising out of activities conducted pursuant to certain research and development programs under the Master Collaboration Agreement and to share profits and losses arising from the development and commercialization of such Compounds and Products on a worldwide basis; and
        WHEREAS, the Parties previously entered into a certain Appendix Substitution Agreement dated as of January 29, 2019, relating to the Master Collaboration Agreement;
        NOW THEREFORE, the Parties are entering into this Amendment to provide for (i) a modification to the notice period for extensions of the Research Term and (ii) an extension of the Option Exercise Window solely with respect to the [**], in each case as set forth below.
1. Amendment Relating to Research Term.
Section 2.1.2(a) of the Master Collaboration Agreement is hereby deleted and replaced in its entirety with the following:
“2.1.2(a) Initial Extension Right. Celgene may, at its election, extend the Research Term for up to two (2) one (1) year extension periods (each to run consecutively after the end of the then-current Research Term) by giving notice to Agios of its election (i) in the case of the first one (1) year extension period, by no later than [**] and (ii) in the case of the second one (1) year extension period, at least [**] prior to the expiration of the then-current Research Term, and (in each case (i) and (ii)) by paying the Research Term Extension Fee as set forth in Section 6.3.”
2. Amendment Relating to the Option Exercise Window with respect to the [**].

(a) Prior to the Amendment Date, Agios provided to Celgene an Option Data Package for the [**]. Celgene acknowledges receipt of such Option Data Package.
(b) The Option Exercise Window applicable to the [**] is hereby amended to continue through [**] and to expire at the end of such day.
3. Continued Effectiveness of Master Collaboration Agreement. As amended hereby, the Master Collaboration Agreement remains in full force and effect.
[Signature Pages Follow]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.
CELGENE CORPORATION
By: /s/ Susana Parathath Name: Susana ParathathTitle: Dir Global Alliances
[Signature Page to Amendment to Master Research and Collaboration Agreement]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.

Solely with respect to the rights and obligations under the Master Collaboration Agreement outside of the United States (subject to Section 12.13 of the Master Collaboration Agreement):
CELGENE RIVOT LTD.
By: /s/ Kevin Mello  Name: Kevin MelloTitle: Director
[Signature Page to Amendment to Master Research and Collaboration Agreement]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.
AGIOS PHARMACEUTICALS, INC.
By: /s/ Andrew Hirsch Name: Andrew HirschTitle: Chief Financial Officer
[Signature Page to Amendment to Master Research and Collaboration Agreement]